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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of July 1, 2004, providing for
                    the issuance of Asset Backed Pass-Through
                          Certificates, Series 2004-A)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-110474        33-0852169
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(State or Other Jurisdiction         (Commission       (I.R.S. Employer
of Incorporation)                    File Number)      Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                     92612
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:


                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.             Description
-----------              -----------             -----------
1                        5.1, 8.1, 23.1          Opinion and Consent of
                                                 Thacher Proffitt & Wood
                                                 LLP.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2004

                                      NEW CENTURY MORTGAGE SECURITIES INC.

                                      By:       /s/ Kevin Cloyd
                                           --------------------------------
                                      Name:    Kevin Cloyd
                                      Title:   Executive Vice President





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                                  EXHIBIT INDEX


                 Item 601(a) of
Exhibit          Regulation S-K
Number           Exhibit No.               Description
------           -----------               -----------
1                5.1, 8.1, 23.1            Opinion and Consent of
                                           Thacher Proffitt & Wood LLP